Pursuant to Rule 497(e)
                                                        Registration No. 33-8746

THE TOCQUEVILLE TRUST

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Supplement dated March 20, 2001, to the Statement of Additional Information
dated February 28, 2001

            On page 7, the paragraph under "Investments in Other Investment Companies" is modified to read as follows:

            "Each Fund may invest in other investment companies. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The Investment Advisor has agreed to waive its management fees with respect to the portion of a Fund's assets invested in shares of any other portfolio of The Tocqueville Trust."